Exhibit 10.2

FIRST AMENDMENT TO

AMENDED AND RESTATED INDENTURE

dated as of March 22, 2005

among

THE ISSUERS NAMED HEREIN,

as Issuers,

LASALLE BANK NATIONAL ASSOCIATION,

as Note Trustee

and

GERMAN AMERICAN CAPITAL CORPORATION,

as Noteholder

FIRST AMENDMENT TO AMENDED AND RESTATED INDENTURE

THIS FIRST AMENDMENT TO AMENDED AND RESTATED INDENTURE (this Amendment) is dated as of March 22, 2005, by and among each of the parties, identified on Schedule A hereto (Issuer); LaSalle Bank National Association, not in its individual capacity but solely as trustee for the benefit of the Noteholders and any successor thereto (in such capacity, Note Trustee); and German American Capital Corporation, as the sole Noteholder (GACC).

W I T N E S S E T H:

WHEREAS, Issuer and Note Trustee are parties to that certain Amended and Restated Indenture, dated as of August 24, 2004, (as amended, restated, replaced, supplemented or otherwise modified from time to time, the Indenture).

WHEREAS, GACC is the sole Noteholder under the Indenture.

WHEREAS, Issuer, Note Trustee and GACC agree to amend the Indenture as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree to amend the terms of the Indenture as follows:

1.	Definitions. Capitalized terms used in this Amendment and not defined herein shall have the meaning provided in the Indenture.

2.	Loews Santa Monica Property Management Agreement Amendment. Notwithstanding any provision of the Indenture (including, without limitation, Section 11.1 of the Indenture) or any of the other Transaction Documents to the contrary, Note Trustee and GACC hereby approve the amendment of the Loews Santa Monica Property Management Agreement in the form set forth on Exhibit A attached hereto.

3.	Monthly Reports.

(a)	Section 5(j)(iv)(B) is hereby deleted in full and replaced by the following:

“a comparison of the budgeted income and expenses and the actual income and expenses for such quarter for the Properties, together with a detailed explanation of any variances of twenty percent (20%) or more between budgeted and actual amounts in the aggregate and on a line-item basis for such period and year to date; provided, however, that Issuers shall not be obligated to provide such detailed explanation for line items the actual amounts for such quarter of which are less than $250,000;”

(b)	Section 5(j)(v) is hereby deleted in full and replaced by the following:

Issuers shall furnish to the Note Trustee and Servicer, within twenty-five days after the end of each calendar month, unaudited operating statements (provided, that such monthly operating statements do not have to be prepared in a manner consistent with GAAP), aged accounts receivable reports, rent rolls, STAR Reports and PACE Reports; occupancy and ADR reports, in each case, for each Property and for the Properties in the aggregate and accompanied by an Officer’s Certificate, certifying that (i) with respect to the operating statements, that such statements are true, correct, accurate and complete and fairly present the results of the operations of Issuers and the Properties, (ii) with respect to the aged accounts receivable reports, rent rolls, occupancy and ADR reports, that such items are to the best of Issuers’ knowledge true, correct and accurate and fairly present the results of the operations of Issuers and the Properties (provided that Issuers shall not be required to (x) furnish to the Servicer any information which Issuers have been unable to obtain from the applicable Property Manager after using reasonable efforts to do so or (y) provide the certification in clauses (i) or (ii) above solely with respect to the monthly Star Reports and Pace Reports and (iii) a calculation of Aggregate DSCR for the trailing twelve (12) month period ending with such month. Issuers shall also furnish to the Servicer, within twenty-five days after the end of each calendar month, a certificate in the form of Schedule I to this Indenture;

4.	Alterations and Renovations.

(a)	The definition of “Material Alteration” is hereby deleted in full and replaced by the following:

“Material Alteration” shall mean any Alteration (other than with respect to replacements of FF&E that are funded from reserves for FF&E reserved for hereunder or under the applicable Property Management Agreement by the applicable Property Manager) to be performed by or on behalf of an Issuer at any Property the cost of which (including, without limitation, construction costs and costs of architects, engineers and other professionals) as reasonably estimated by an Independent Architect, exceeds the Threshold Amount.

(b)	The definition of “Threshold Amount” is hereby deleted in full and replaced by the following:

“Threshold Amount” shall mean with respect to each Property, the lesser of 10% of the Allocated Outstanding Principal Amount for such Property or $5 million.

(c)	Section 7.1(d) is hereby deleted in full and replaced by the following:

“The Alteration or Expansion may not in and of itself, either during the Alteration or Expansion or upon completion, be reasonably expected to have a Material Adverse Effect with respect to a Property or with respect to any Material Alteration or Material Expansion adversely affect the annual Net Operating Income, taking into account the required escrows (or completion bond) provided under Section 7.1(h)(i) below; provided that if, as reasonably determined by the Servicer, such Material Alteration or Material Expansion would adversely affect the annual Net Operating Income, then in order to proceed with such Material Alteration or Material Expansion the Issuers shall deliver to Note Trustee Eligible Collateral in the total amount of the estimated reduction in Net Operating Income resulting from such Material Alteration or Material Expansion as additional security for the Debt. On each Payment Date during the period in which such Material Alteration or Material Expansion is being performed, Note Trustee shall release a portion of such Eligible Collateral to Issuer in an amount equal to the estimated reduction in the Net Operating Income resulting from such Material Alteration or Material Expansion for the month in which the Payment Date occurs. Any remaining Eligible Collateral shall be returned to Issuers after completion of such Material Alteration or Material Expansion if the reduction in Net Operating Income has been restored and no Event of Default has occurred and is continuing.”

5.	Revolver Loan. The definition of “Revolver Loan” is hereby deleted in full and replaced by the following:

“Revolver Loan” shall mean that certain revolving credit facility from Deutsche Bank Trust Company Americas to Strategic Hotel Funding, L.L.C., evidenced by that certain Revolving Credit Agreement, dated as of the Original Closing Date, between Deutsche Bank Trust Company Americas and Strategic Hotel Funding, L.L.C, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

6.	Insurance.

(a)	The second sentence of the definition of “Operating Expenses” is hereby deleted in full and replaced by the following:

“Operating Expenses” shall not include (i) depreciation or amortization or other noncash items, (ii) the principal and interest on the Notes, (iii) income taxes or other taxes in the nature of income taxes, (iv) the cost of any FF&E expenditures (other than amounts deposited into the applicable Hotel Operating Account for FF&E expenditures, which shall be considered an “Operating Expense” as used herein) or any other capital expenditures, (v) distributions to the members in an Issuer, (vi) any expenses incurred by Issuer in prosecuting the Marriott Litigation, (vii) the excess of insurance premiums over $750,000 (per annum) incurred by Issuers solely in connection with the purchase of earthquake insurance pursuant to Section 8.1(b)(viii). or (viii) the excess of insurance premiums over $46,654 (per annum) incurred by Issuers solely in connection with the purchase of terrorism insurance pursuant to Section 8.1(b)(xi).

(b)	The second sentence of Section 8.1(a) is hereby deleted in full and replaced by the following:

“Such insurance (other than earthquake insurance and political risk insurance) (i) shall be in an aggregate amount equal to the then full replacement cost of each Property and the Equipment (without deduction for physical depreciation), or such lesser amounts approved by a majority (by Outstanding Principal Amount) of the Noteholders in their sole discretion (or after a Securitization, upon receipt of a Rating Confirmation), and (ii) shall have deductibles no greater than $500,000 (as escalated by the CPI Increase) (or, with respect to windstorm insurance, deductibles no greater than 5% of the full replacement cost of each Property, and, with respect to earthquake insurance, deductibles no greater than 10% of the full replacement cost of each Property).”

(c)	Section 8.1(b)(viii) is hereby deleted in full and replaced by the following:

“With respect to the Mexican Properties, the Marriott Las Palmas Property, the Property known as the Hilton Burbank Airport, Burbank, California, the Ritz Carlton Half Moon Bay Property and the Loews Santa Monica, Los Angeles, California, earthquake insurance in an amount equal to the lesser of (a) twice the probable maximum loss (as determined by the Servicer in its sole discretion) of the applicable Property and (b) $25,000,000 (such amount, the “Earthquake Coverage Amount”), provided that (A) any credit enhancement proposed to be provided by or on behalf of Issuers in connection with the deductible on such earthquake insurance shall be subject to the prior receipt of a Rating Confirmation, and (B) in the event that such earthquake insurance shall not be available for any reason, Issuers shall have the right, subject to a Rating Confirmation, to deliver to the Servicer in lieu of such insurance coverage Eligible Collateral or a guarantee from an entity acceptable to the Servicer (prior to a Securitization) and each of the Rating Agencies in such amount and in such form and substance as shall be approved by a majority (by Outstanding Principal Amount) of the Noteholders (prior to a Securitization) and each of the Rating Agencies in their sole discretion (provided that such Eligible Collateral or guarantee will not be required to exceed the amount of coverage that would have been required if earthquake insurance were still available under this Section (viii)). Notwithstanding the foregoing, Issuer agrees at all times to maintain earthquake insurance coverage throughout the term of the Notes (including extension terms) in an amount not less than that which can be purchased for a sum equal to $750,000 (the “Earthquake Maximum Premium Amount”) in any single policy year, provided, that under no circumstance shall earthquake coverage in excess of the Earthquake

Coverage Amount (per occurrence) of coverage be required hereunder. In the event of any change in the Earthquake Coverage Amount, the parties hereby agree that the Earthquake Maximum Premium Amount shall also be ratably reduced from time to time based on the ratio that the (1) then applicable Earthquake Coverage Amount bears to (2) the Earthquake Coverage Amount in effect on the Closing Date;”

7.	Liquidity Reserve. Section 9.2.19 is hereby deleted in full and replaced by the following:

“Disbursements from the Liquidity Reserve Account. On the Closing Date, Issuers shall deposit to the Liquidity Reserve Account as additional collateral for the Notes an amount equal to $2,864,488.52 (the “Initial Liquidity Reserve Amount”). The Servicer shall release (or authorize the release of) the Initial Liquidity Reserve Amount to Issuers on March     , 2005.”

8.	Release Amount. The definition of “Release Amount” is hereby deleted in full and replaced by the following:

“Release Amount” means (a) with respect to each Property other than the Ritz Carlton Half Moon Bay Property, the Marriott Las Palmas Property, the Property known as the Marriott Schaumburg, the Property known as the Embassy Suites Lake Buena Vista and the Property known as the Hilton Burbank Airport, an amount equal to 115% of such Property’s Allocated Outstanding Principal Amount and (b) with respect to the Ritz Carlton Half Moon Bay Property, the Marriott Las Palmas Property, the Property known as the Marriott Schaumburg, the Property known as the Embassy Suites Lake Buena Vista and the Property known as the Hilton Burbank Airport, an amount equal to 100% of such Property’s Allocated Outstanding Principal Amount; provided that, should the total aggregate Principal Amount that is being repaid under this clause (b) exceed $60,000,000, the Release Amount under this clause (b) for any repayment in excess of $60,000,000 shall be an amount equal to 115% of the applicable Property’s Allocable Outstanding Principal Amount.

9.	Prepayment.

(a)	The definition of “Permitted Prepayment Date” is hereby deleted in full and replaced by the following:

“Permitted Prepayment Date” shall mean the Payment Date in February 2005.

(b)	The definition of “Other Property Prepayment Fee” is hereby added to Section 1.1 of the Indenture:

“Other Property Prepayment Fee” shall mean, with respect to a Prepayment and release of any Property other than the Ritz Carlton Half Moon Bay Property, an amount equal to:

(i) 0.80% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in February 2005 but prior to the Payment Date in March 2005,

(ii) 0.70% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in March 2005 but prior to the Payment Date in April 2005,

(iii) 0.60% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in April 2005 but prior to the Payment Date in May 2005,

(iv) 0.50% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in May 2005 but prior to the Payment Date in June 2005,

(v) 0.40% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in June 2005 but prior to the Payment Date in July 2005,

(vi) 0.30% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in July 2005 but prior to the Payment Date in August 2005 and

(vii) 0.20% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in August 2005 but prior to the Payment Date in September 2005 and

(viii) 0.10% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in September 2005 but prior to the Payment Date in October 2005, provided there shall be no amounts payable on or after the Payment Date in October 2005.

(c)	The definition of “Ritz Carlton Half Moon Bay Prepayment Fee” is hereby deleted in full and replaced by the following:

“Ritz Carlton Half Moon Bay Prepayment Fee” shall mean, with respect to a Prepayment and release of the Ritz Carlton Half Moon Bay Property, an amount equal to:

(i) 1.6500% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in February 2005 but prior to the Payment Date in March 2005,

(ii) 1.56389% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in March 2005 but prior to the Payment Date in April 2005,

(iii) 1.47778% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in April 2005 but prior to the Payment Date in May 2005,

(iv) 1.39167% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in May 2005 but prior to the Payment Date in June 2005,

(v) 1.30556% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in June 2005 but prior to the Payment Date in July 2005,

(vi) 1.21944% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in July 2005 but prior to the Payment Date in August 2005,

(vii) 1.13333% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in August 2005 but prior to the Payment Date in September 2005,

(viii) 1.04722% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in September 2005 but prior to the Payment Date in October 2005,

(ix) 0.96111% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in October 2005 but prior to the Payment Date in November 2005,

(x) 0.87500% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in November 2005 but prior to the Payment Date in December 2005,

(xi) 0.78889% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in December 2005 but prior to the Payment Date in January 2006,

(xii) 0.70278% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in January 2006 but prior to the Payment Date in February 2006,

(xiii) 0.61667% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in February 2006 but prior to the Payment Date in March 2006,

(xiv) 0.53056% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in March 2006 but prior to the Payment Date in April 2006,

(xv) 0.44444% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in April 2006 but prior to the Payment Date in May 2006,

(xvi) 0.35833% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in May 2006 but prior to the Payment Date in June 2006,

(xvii) 0.27222% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in June 2006 but prior to the Payment Date in July 2006,

(xviii) 0.18611% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in July 2006 but prior to the Payment Date in August 2006, and

(xix) 0.1000% of the Outstanding Principal Amount prepaid if such Prepayment and release occurs on the Payment Date in August 2006 but prior to the Payment Date in September 2006, provided there shall be no amounts payable on or after the Payment Date in September 2006.

10.	Marriott Litigation Reporting. Section 5(v) is hereby deleted in full.

11.	Rating Confirmation.

(a)	Clause (ii) in the last paragraph of Section 17.1 is hereby deleted in full and replaced by the following:

“(ii) a Rating Confirmation shall have been obtained with respect to such action”

(b)	Clause (i) in the first paragraph of Section 17.2 is hereby deleted in full and replaced by the following:

(c)	“(ii) a Rating Confirmation shall have been obtained with respect to such action”

12.	Document References. All references to the Indenture in any of the Loan Documents shall be deemed to be a reference to the Indenture as amended hereby.

13.	Effectiveness. This Amendment shall become effective only upon receipt by the Note Trustee of counterparts hereof signed by the Issuer, Operating Lessee, Sponsor, Note Trustee and GACC.

14.	Full Force and Effect. Except as amended by this Amendment, each of the Indenture and the other Transaction Documents shall continue to remain in full force and effect.

15.	Ratification. Strategic Hotel Funding, L.L.C. hereby reaffirms each of its obligations under that certain (i) Sponsor Indemnity Agreement and (ii) Environmental Indemnity Agreement, each dated as of August 24, 2004, and confirms that such obligations shall apply and relate in all respects to the Indenture and the other Transaction Documents as amended by this Amendment. Each of Issuer and Operating Lessee hereby reaffirms each of its obligations under the Transaction Documents to which it is a party and confirms that such obligations shall apply and relate in all respects to the Transaction Documents as amended by this Amendment.

16.	Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

17.	Governing Law. This Amendment shall be governed by the laws of the State of New York, without regard to choice of law rules.

18.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one binding agreement.

19.	Severability. The provisions of this Amendment are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceablity shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Amendment.

[signatures follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NOTE TRUSTEE:

LASALLE BANK NATIONAL ASSOCIATION, a national banking association

By:	/s/ Jennifer Wilt
Name:	Jennifer Wilt
Title:	Assistant Vice President

NOTEHOLDER:

GERMAN AMERICAN CAPITAL CORPORATION, Maryland corporation

By:	/s/ Todd Sammann
Name:	Todd Sammann
Title:	Vice President

By:	/s/ Eric Schwartz
Name:	Eric Schwartz
Title:	Vice President

SPONSOR:

Strategic Hotel Funding, L.L.C., a Delaware limited liability company

By:	/S/ STEVEN N. KISIELICA
Name:	Steven N. Kisielica
Title:	Senior Vice President

ISSUERS:

SHC Lincolnshire LLC, a Delaware limited liability company

By:	/S/ STEVEN N. KISIELICA
Name:	Steven N. Kisielica
Title:	Senior Vice President

SHC Lake Buena Vista II, L.L.C., a Delaware limited liability company

By:	/S/ STEVEN N. KISIELICA
Name:	Steven N. Kisielica
Title:	Senior Vice President

New Rancho, L.L.C., a Delaware limited liability company

By:	/S/ STEVEN N. KISIELICA
Name:	Steven N. Kisielica
Title:	Senior Vice President

SHC Schaumburg II, L.L.C., a Delaware limited liability company

By:	/S/ STEVEN N. KISIELICA
Name:	Steven N. Kisielica
Title:	Senior Vice President

New Santa Monica Beach Hotel, L.L.C., a Delaware limited liability company

By:	/S/ STEVEN N. KISIELICA
Name:	Steven N. Kisielica
Title:	Senior Vice President

New Burbank, L.L.C., a Delaware limited liability company

By:	/S/ STEVEN N. KISIELICA
Name:	Steven N. Kisielica
Title:	Senior Vice President

Inmobiliaria Nacional Mexicana, S. de R.L. de C.V., a Mexican limited liability company

By:	/S/ STEVEN N. KISIELICA
Name:	Steven N. Kisielica
Title:	Senior Vice President

Punta Mita Resort S. de R.L. de C.V., a Mexican limited liability company

By:	/S/ STEVEN N. KISIELICA
Name:	Steven N. Kisielica
Title:	Senior Vice President

SHC Half Moon Bay, LLC, a Delaware limited liability company

By:	/S/ STEVEN N. KISIELICA
Name:	Steven N. Kisielica
Title:	Senior Vice President

OPERATING LESSEES:

DTRS Lincolnshire, L.L.C., a Delaware limited liability company

By:	/S/ STEVEN N. KISIELICA
Name:	Steven N. Kisielica
Title:	Senior Vice President

DTRS Lake Buena Vista, L.L.C., a Delaware limited liability company

By:	/S/ STEVEN N. KISIELICA
Name:	Steven N. Kisielica
Title:	Senior Vice President

DTRS Rancho Las Palmas, L.L.C., a Delaware limited liability company

By:	/S/ STEVEN N. KISIELICA
Name:	Steven N. Kisielica
Title:	Senior Vice President

DTRS Schaumburg, L.L.C., a Delaware limited liability company

By:	/S/ STEVEN N. KISIELICA
Name:	Steven N. Kisielica
Title:	Senior Vice President

DTRS Santa Monica, L.L.C., a Delaware limited liability company

By:	/S/ STEVEN N. KISIELICA
Name:	Steven N. Kisielica
Title:	Senior Vice President

DTRS Burbank, L.L.C., a Delaware limited liability company

By:	/S/ STEVEN N. KISIELICA
Name:	Steven N. Kisielica
Title:	Senior Vice President

Punta Mita TRS, S. de R.L. de C.V., a Mexican limited liability company

By:	/S/ STEVEN N. KISIELICA
Name:	Steven N. Kisielica
Title:	Senior Vice President

DTRS Half Moon Bay, LLC, a Delaware limited liability company

By:	/S/ STEVEN N. KISIELICA
Name:	Steven N. Kisielica
Title:	Senior Vice President

SCHEDULE A

ISSUERS

Issuer	Property
SHC Lincolnshire LLC	Marriott Lincolnshire Resort
SHC Lake Buena Vista II, L.L.C.	Embassy Suites Lake Buena Vista
New Rancho, L.L.C.	Marriott Rancho Las Palmas
SHC Schaumburg II, L.L.C.	Marriott Schaumburg
New Santa Monica Beach Hotel, L.L.C.	Loews Santa Monica
New Burbank, L.L.C.	Hilton Burbank Airport
Punta Mita Resort S. de R.L. de C.V.	Four Seasons Punta Mita
Inmobiliaria Nacional Mexicana, S. de R.L. de C.V.	Four Seasons Mexico City
SHC Half Moon Bay, LLC	Ritz Carlton Half Moon Bay